EXHIBIT 3.8
                                  -----------

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                 WI-FI TV, INC.


                                    ARTICLE I

                                     OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Nevada shall be designated by the Board of Directors in accordance with applicable law.

SECTION 2. OTHER OFFICES. The corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF ANNUAL MEETINGS. Annual meetings of the stockholders shall be held at the office of the corporation in the City of Newport Beach, State of California or at such other place, within or without the State of California, as shall be designated by the Board of Directors.

SECTION 2. DATE OF ANNUAL MEETINGS; ELECTION OF DIRECTORS. Annual meetings of the stockholders shall be held at such time and date as the Board of Directors shall determine. At each such annual meeting, the stockholders of the corporation shall elect a Board of Directors by plurality vote and transact such other business as may properly be brought before the meeting in accordance with
Section  12  of  this  Article  II.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, by the Articles of Incorporation or by these Bylaws, may be called by the President and shall be called by the President and Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and shall contain the information required in notices of meetings as described in Section 4 of this Article II.

SECTION 4. NOTICES OF MEETINGS. Notices of meetings of the stockholders shall be in writing and signed by the President, a Vice President, the Secretary, an Assistant Secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place where, it is to be held. A copy of


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such  notice  shall  be  either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to the stockholder at his address as it appears upon the records of the corporation, and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice delivered or mailed to a stockholder in accordance with the provisions of these Bylaws and the provisions, if any, of the Articles of Incorporation is sufficient, and in the event of the transfer of such stockholder's stock after such delivery or mailing and before the holding of the meeting, it is not necessary to deliver or mail notice of the meeting to the transferee.

SECTION 5. QUORUM. For proposals presented for approval of stockholders generally, the holders of a majority of the voting power entitled to vote on such proposals, represented in person or by proxy, will constitute a quorum for the purpose of voting on such proposals. For proposals presented for approval of a single class of the corporation's capital stock voting as a separate class, the holders of a majority of the voting power of the class entitled to vote on such proposals, represented in person or by proxy, will constitute a quorum for the purpose of voting on such proposals. For proposals that are presented for approval of stockholders generally and also are presented for approval of a single class of the corporation's capital stock voting as a separate class, the holders of a majority of the voting power entitled to vote on proposals presented for approval of stockholders generally, represented in person or by proxy, together with the holders of a majority of the voting power of the class entitled to vote on such proposals as a separate class, will constitute a quorum for the purpose of voting on such proposals. Regardless of whether or not a quorum is present or represented at any annual or special meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present in person or represented by proxy, provided that when any stockholders' meeting is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

SECTION 6. VOTE REQUIRED. When a quorum is present or represented at any meeting, the affirmative vote of the holders of a majority of the voting power represented in person or by proxy and entitled to vote on a proposal will constitute the act of the stockholders with regard to that proposal, unless the proposal is one which, by express provision of applicable law, the Articles of Incorporation or these Bylaws, requires a different vote, in which case such express provision shall govern and control the vote on such proposal. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


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SECTION  7.  SHARE VOTING. The Shareholders entitled to notice of any meeting or to vote at any such meeting shall be only those persons in whose name shares stand on the stock records of the Corporation on the record date determined in accordance with Section 8 of this Article II.

Voting shall in all cases be subject to the provisions of Chapter 7 of the Nevada Revised Statutes, Annotated and to the following provisions:

(a) subject to clause (g) of this Section 7, shares held by an adminis-trator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name;

(b) shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed;

(c) subject to the provisions of Section 705 of the Nevada General Corporation Law, and except where other-wise agreed in writing between the parties, a share-holder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred;

(d) shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or con-structive, of the minority of such person, unless a guardian of the minor's property has been expressly appointed and written notice of such appointment delivered to the Secretary prior to any meeting at which such minor would otherwise be entitled to attend and vote;

(e) shares of the Corporation standing in the name of another corpo-ration, domestic or foreign, may be voted by such officer, agent or proxy holder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice-president of such other corporation, or by any other person authorized to do so by the board, president or any vice-president of such other corporation; shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown;


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(f)     shares  of the Corporation owned by any subsidiary shall not be entitled to  vote  on  any  matter;

(g) shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or benefi-cial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares; and

(h) if shares stand of record in the names of two or more persons, whether fiduciaries, members of a partner-ship, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxy-holders) have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

     (i)  if  only  one  person  votes,  such  act  binds  all;

     (ii) if more than one person votes, the act of the majority so voting binds all; and

     (iii) if more than one person votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question pro rata in accordance with such faction's percentage interest therein , and if such vote is still evenly split, the effect thereof will be to cancel out each faction's vote with respect to such matter.

If the instrument so filed or the registration of the shares show that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

Each Shareholder eligible to vote at any election for a director of the Corporation (hereinafter referred to as a "Director"), shall be entitled to vote each of his or her shares for each Director's seat to be filled. Elections need not be by ballot, provided, however, that all elections for Directors must be by ballot upon demand made by any eligible Shareholder at the meeting and before the voting begins.

In any election for Directors, the candidates receiving the highest number of votes of the shares entitled to be voted at such meeting shall be the duly elected Directors. Nominees may be put up for vote as Directors either individually or in slates comprised of two or more such nominees, and the votes therefor shall be held accordingly.


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

SECTION 8. CONDUCT OF MEETINGS. Subject to the requirements of the statutes of Nevada, and the express provisions of the Articles of Incorporation and these Bylaws, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the President of the corporation.

SECTION 9. PROXIES. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or duly executed proxy bearing a later date is filed with the Secretary of the corporation or, (ii) the person executing the proxy attends such meeting and votes the shares subject to the proxy, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted. No proxy or power of attorney shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election.

SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the corporation's Articles of Incorporation or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation's Secretary. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

The Board of Directors may fix a record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is set, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary of the corporation.


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SECTION  11.  INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, then, unless other persons are appointed by the Board of Directors prior to the meeting, the chairman of any such meeting shall appoint inspectors of election (or persons to replace those who fail to appear or refuse to act) at the meeting. The number of inspectors shall not exceed three.

The duties of such inspectors shall include: (a) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents and determining the result; and (e) taking such other action as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

SECTION 12. ACTION AT MEETINGS OF STOCKHOLDERS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12.

In addition to any other applicable requirements, for business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the President, or the Secretary of the corporation.

To be timely, a stockholder's notice which includes a proposal for the company's annual meeting must be received at the principal executive offices of the corporation not less than one hundred twenty (120) days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting; provided, however, that in the event the company did not hold an annual meeting the previous year or if the date of this year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and mail its proxy materials. For a stockholder's notice which includes a proposal for a meeting of stockholders other than a regularly


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scheduled  annual  meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice which includes a proposal which seeks action by the corporation's stockholders at any meeting shall comply with the guidelines established by Regulation 14A of the Securities Exchange Act of 1934, as amended, to the extent such regulation is then applicable to the corporation.

To be in proper written form, a stockholder's notice must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12; provided, however, that, once business has been brought properly before the annual meeting in accordance with such procedures, nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not brought properly before the meeting and such business shall not be transacted.

Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 13. ADJOURNED MEETING AND NOTICE THEREOF. Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the


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vote  of  a  majority  of the shares, the holders of which are either present in person or represented by a proxy thereat, but in the absence of a quorum (except as provided in Section 5 of this Article II) no other business may be transacted at such meeting.

It shall not be necessary to give any notice of the time and place of the meeting to be reconvened or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided,
                                                                       --------
however, that when any Shareholders' meeting is adjourned for more than forty-five (45) days or, if after adjournment a different record date is fixed as to when the adjourned meeting will be reconvened, notice setting the date of the reconvened meeting shall be given as in the case of an original meeting.


                                   ARTICLE III

                                    DIRECTORS

SECTION 1. POWERS. Subject to limitations contained in the Articles of Incorporation of the Corporation as filed with the Secretary of State of the State of Nevada, and as the same may be amended from time to time in accordance with applicable law (the "Articles"), in the Bylaws, and in the Nevada Revised Statutes, Annotated relating to corporate actions requiring approval by the shareholders, the business and affairs of the Corporation shall be managed and all corpo-rate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person, provided
                                                                        --------
that the business and affairs of the Corporation shall be managed and all corpo-rate powers shall be exercised under the ultimate direction and responsibility of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in the Bylaws:

(a) to select and remove all officers, agents, and employees of the Corporation, prescribe powers and duties for them as may not be inconsistent with law, or with the Articles or these Bylaws, fix their compensation, and require from them security for faithful service;

(b) to conduct, manage, and control the affairs and business of the Corporation and to make such rules and regula-tions therefor not inconsistent with the Articles, these Bylaws or the Nevada Revised Statutes, Annotated, as they may deem in the best interest of the Corporation;

(c) to adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem in the best interest of the Corporation;

(d) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful; and


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(e)     to  borrow  money  and  incur  indebtedness  for  the  purposes  of  the
Corporation, and to cause to be executed and delivered therefor, in the corporate name, such promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor as may be deemed by the Board necessary or desirable and in the best interest of the Corporation.

SECTION 2. NUMBER OF DIRECTORS. The exact number of directors that shall constitute the authorized number of members of the Board shall be no less than three (3) nor more than eleven (11), all of whom shall be at least 18 years of age. The authorized number of directors may from time to time be increased or decreased by resolution of the directors of the corporation amending this section of the Bylaws in compliance with Article VIII, Section 2 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office. Except as provided in Section 3 of this Article III, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

SECTION 3. VACANCIES. Vacancies, including those caused by (i) the death, removal, or resignation of directors, (ii) the failure of stockholders to elect directors at any annual meeting and (iii) an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. The Board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders. The stockholders may elect a director at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

SECTION 4. AUTHORITY. The business of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors or a committee thereof.

SECTION 5. ELECTION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of the Share-holders, but if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of the Shareholders held for such purpose. Each Director shall hold office until the next annual (or, if applicable, special) meeting and until a successor has been duly elected and qualified.

SECTION 6. MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada, which has been designated by resolution of the Board of


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

Directors. In the absence of such designation, meetings shall be held at the offices of the corporation in the State of California.

SECTION 7. FIRST MEETING. The first meeting of the newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute a meeting, provided a quorum shall be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 8. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or any Vice President, and shall be called by the President or Secretary at the written request of two directors. Written notice of the time and place of special meetings shall be given to each director (a) personally, by facsimile or by electronic mail, in each case at least twenty-four (24) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation (or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held) at least seventy-two (72) hours prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or twenty-four hours (24) after it is delivered to a common carrier for overnight delivery to the recipient or, in the case of electronic mail, twenty-four (24) hours after it is successfully sent to the recipient. Any notice, waiver of notice or consent to holding a meeting shall state the time, date and place of the meeting but need not specify the purpose of the meeting.

Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Whenever any notice whatsoever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


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

SECTION 10. QUORUM. Presence in person of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present and voting at any meeting at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation. A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in a regular meeting.

SECTION 11. WAIVER. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 12. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or a committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board. Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

SECTION 13. RIGHTS OF INSPECTION. Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the Corporation and also of any subsidiary corporation, domestic or foreign. Such inspection by a Director may be made in person or by any such Director's agent or attorney, and includes the right to copy and obtain extracts of any of the foregoing.

SECTION 14. TELEPHONIC MEETINGS. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

SECTION 15. ADJOURNMENT. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors' meeting to another time, date and place. If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time, date and place shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment. If any meeting is adjourned for less than twenty-four (24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the time, date and place is fixed at the meeting adjourned.


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

SECTION 16. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees of the Board of Directors. Such committee or committees shall include at least one member of the Board of Directors, shall have such name or names, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be an act of the committee.

SECTION 17. COMMITTEE MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 18. COMPENSATION OF DIRECTORS. The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors.



                                   ARTICLE IV

                                    OFFICERS

SECTION 1. PRINCIPAL OFFICERS. The officers of the corporation shall be elected by the Board of Directors after its first meeting after each annual meeting of stockholders and shall be a President, a Secretary and a Treasurer. At that time, the Board of Directors shall also choose a Chairman of the Board who shall be a director. A resident agent for the corporation in the State of Nevada shall be designated by the Board of Directors. Any person may hold more than one office.

SECTION 2. OTHER OFFICERS. The Board of Directors may also elect a Vice Chairman of the Board, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents, as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 3. QUALIFICATION AND REMOVAL. The officers of the corporation mentioned in Section 1 of this Article IV shall hold office until their successors are duly elected and qualified. Any such officer and any other officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

SECTION 4. SALARIES. The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.


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

SECTION 5. REMOVAL AND RESIGNATION OF OFFICERS. Any officer may be removed, either with or without cause, by the Board of Direc-tors at any time, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

SECTION 7. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

SECTION 8. VICE CHAIRMAN. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 9. PRESIDENT. The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

SECTION 10. VICE PRESIDENT. The Vice Presidents shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

SECTION 11. SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President, he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. Except as otherwise provided by statute, he shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.


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

SECTION 12. ASSISTANT SECRETARIES. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 13. TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

SECTION 14. ASSISTANT TREASURER. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

                                    ARTICLE V

                             STOCK AND STOCKHOLDERS

SECTION 1. ISSUANCE. Every stockholder shall be entitled to have a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the corporation from which stockholders may obtain a copy of a statement or summary of the designations, preferences and relative or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights. The corporation shall furnish to its stockholders, upon request and without charge, a copy of such statement or summary.


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

SECTION 2. FACSIMILE SIGNATURES. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, before such certificates shall have been delivered by the corporation, such certificates may nevertheless be issued as though the person or persons who signed such certificates, had not ceased to be an officer of the corporation.

SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost or destroyed certificate to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 4. TRANSFER OF STOCK. Subject to applicable federal and state securities laws, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate, cancel the old certificate and record the transaction upon its books.

SECTION 5. RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than to express consent to corporate action in writing without a meeting), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action (other than to express consent to corporate action in writing without a meeting), shall not be more than sixty
(60)  days  prior  to  such  other  action.

SECTION 6. REGISTERED STOCK. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the statutes of Nevada.


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

SECTION 7. DIVIDENDS. In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors, and only stockholders of record on that date shall be entitled to the dividend.

SECTION  8.  INSPECTION  OF  CORPORATE  RECORDS.

(a) Any Shareholder or group of Shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation, or who hold at least one percent (1%) of such voting shares and have filed a
Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the Corporation, shall have an absolute right to do either or both of the following:

     (i) inspect and copy the record of Share-holders' names and addresses, and their respective shareholdings, during usual business hours upon five
          (5)  business  days'  prior  written  demand  upon  the  Secretary; or

     (ii) obtain from the transfer agent, if any, for the Corporation, upon five
          (5) business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the Shareholder by the transfer agent upon re-quest), a list of the Shareholders' names and addresses who are entitled to vote for the election of directors (and their shareholdings), as of the most recent record date for which it has been compiled or as of a date specified by the Shareholder subsequent to the date of demand therefor.

(b) The record of Shareholders shall also be open to inspection and copying by any Shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the Secretary, for a purpose reasonably related to such holder's interest as a Shareholder or holder of a voting trust certificate.

(c) The accounting books and records and minutes of proceedings of the Shareholders and the Board and committees of the Board shall be open to inspection upon written demand on the Corporation of any Shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such Shareholder's interests as a Shareholder or as a holder of such voting trust certificate.

(d) Any inspection and copying under this Article V may be made in person or by any agent or attorney of the person entitled to make such inspection.

SECTION 9. INSPECTION OF BYLAWS. The Corporation shall keep in its principal executive office the original or a copy of these Bylaws, as the same may be amended from time to time, which shall be open to inspection by Shareholders at all reasonable times during office hours. If the principal executive office of


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

the Corporation is outside the State of Nevada and the Corpora-tion has no principal business office in such state, it shall upon the written notice of any Shareholder furnish to such Shareholder a copy of these Bylaws, as the same shall be in full force and effect as of the date of such written notice.

                                   ARTICLE VI

                                 INDEMNIFICATION

SECTION 1. DEFINITIONS. For the purposes of this Article, the term "agent" includes any person who is or was a director, officer, employee, or other agent of the Corpo-ration, or is or was serving at the request of the Corpo-ration as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; the term "proceeding" includes any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative or investigative; and the term "expenses" includes, without limitation, attorney's fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article VI.

SECTION 2. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was an agent of the Corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

SECTION 3. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indem-nification under this Section 3 shall be made:

(a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation in the performance of such person's duty to the Corporation, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view


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of  all  the  circumstances  of  the  case, such person is fairly and reasonably entitled  to  indemnity  for  the  expenses  which  such  court shall determine;

(b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

(c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

SECTION 4. INDEMNIFICATION AGAINST EXPENSES. To the extent that an agent of the Corporation has been successful on the merits in defense of any proceeding referred to in Section 2 or Section 3 of this Article VI, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by such agent in connection therewith.

SECTION  5.  REQUIRED  DETERMINATIONS.  Except  as provided in Section 4 of this
Article VI, any indemnification hereunder shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or Section 3 of this
Article  VI  by:

(a) a majority vote of a quorum consisting of Directors who are not parties to such proceeding;

(b) approval of the Shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

(c) any court of competent jurisdiction in which such proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense thereof, whether or not such application by the agent, attorney, or other person is opposed by the Corporation.

SECTION 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified pursuant to and in accordance with the provisions of this
Article  VI.

SECTION 7. OTHER INDEMNIFICATION. No provision made by the Corporation to indemnify its Directors or officers (or those of any subsidiary thereof) for the defense of any proceeding, whether contained in the Articles, Bylaws, a resolution of the Shareholders or Directors, an agreement or otherwise, shall be valid unless consistent with the provisions of this Article VI. Nothing contained in this Article VI shall affect any right to indemnification to which persons other than such Directors and officers may be entitled by contract or otherwise.


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SECTION  8.  FORMS  OF  INDEMNIFICATION  NOT  PERMITTED.  No  indemnification or advance  shall be made under this Article VI, except as provided in Section 4 or
Section  5(c)  hereof,  in  any  cir-cumstance  where  it  appears:

(a) that it would be inconsistent with applicable Nevada law, or with any provision of the Articles, Bylaws, a resolution of the Shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court of competent jurisdiction in approving any settlement or other disposition of the case.

SECTION 9. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this
Article  VI.

SECTION  10.  NONAPPLICABILITY  TO  FIDUCIARIES OF EMPLOYEE BENEFIT PLANS.  This
Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the Corporation as defined in Section 1 of this Article VI. Nothing contained herein shall limit any right to indemni-fication to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the fullest extent permitted by the Nevada Revised Statutes, Annotated, any other provision of Nevada law which is or may become applicable in respect thereof.

                                   ARTICLE VII

                               GENERAL PROVISIONS

SECTION 1. EXERCISE OF RIGHTS. All rights incident to any and all shares of another corporation or corporations standing in the name of this corporation may be exercised by such officer, agent or proxyholder as the Board of Directors may designate. In the absence of such designation, such rights may be exercised by the Chairman of the Board or the President of this corporation, or by any other person authorized to do so by the Chairman of the Board or the President of this corporation. Except as provided below, shares of this corporation owned by any subsidiary of this corporation shall not be entitled to vote on any matter. Shares of this corporation held by this corporation in a fiduciary capacity and shares of this corporation held in a fiduciary capacity by any subsidiary of this corporation, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give this corporation or such subsidiary binding instructions as to how to vote such shares.


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Solely  for  purposes  of  Section 1 of this Article VII, a "subsidiary" of this corporation shall mean a corporation, shares of which possessing more than fifty percent (50%) of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by this corporation.

SECTION 2. INTERPRETATION. Unless the context of a section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.

SECTION 3. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, con-veyance, or other document or instrument in writing and any assignment or endorsements thereof executed or entered into between this Corporation and any other person, when signed by the Chairman of the Board, the President or any Vice-President, and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of this Corporation shall be valid and binding on this Corporation in the absence of actual knowledge on the part of the other person that the officer or officers signing such document or instrument did not have the authority to sign the same for or on behalf of the Corporation. Any such documents or instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement whatsoever, or to create any indebtedness of, or pledge its credit, or to render it liable for any purpose or amount.

SECTION 4. STOCK PURCHASE PLANS. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or Directors of the Corporation or of a sub-sidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensa-tion for services rendered, promissory notes, or otherwise.

Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repur-chase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

SECTION 5. ANNUAL REPORT TO SHAREHOLDERS. The annual report to Shareholders shall be referred to, and subject to applicable laws in the Nevada Revised Statutes, Annotated is expressly waived, but nothing herein shall be interpreted as prohibiting the Board from issuing annual or other periodic reports to the Shareholders at any time or from time to time.


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                                  ARTICLE VIII

                                   AMENDMENTS

SECTION 1. STOCKHOLDER AMENDMENTS. The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote upon such matter.

SECTION 2. AMENDMENTS BY BOARD OF DIRECTORS. The Board of Directors by unanimous written consent or by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders; provided, however, that the stockholders by majority vote may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

                                   ARTICLE IX

                       ACQUISITION OF CONTROLLING INTEREST
                  PROVISIONS OF THE NEVADA GENERAL CORPORATION
                               LAW SHALL NOT APPLY

The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to an acquisition of a controlling interest by Alex Kanakaris pursuant to an increase in voting rights of the issued and outstanding shares of Class A Convertible Preferred Stock of the corporation from twenty
(20) non-cumulative votes per share to one hundred (100) non-cumulative votes per share.


     ARTICLE  X:  EMERGENCY  PROVISIONS

SECTION 1. GENERAL. THE PROVISIONS OF THIS ARTICLE X SHALL BE OPERATIVE ONLY DURING A NATIONAL EMERGENCY DECLARED BY THE PRESIDENT OF THE UNITED STATES OR THE PERSON PERFORMING THE PRESIDENT'S FUNCTIONS, OR IN THE EVENT OF A NUCLEAR, ATOMIC, OR OTHER ATTACK ON THE UNITED STATES OR A DISASTER MAKING IT IMPOSSIBLE OR IMPRACTICABLE FOR THE CORPORATION TO CONDUCT ITS BUSINESS WITHOUT RECOURSE TO THE PROVISIONS OF THIS ARTICLE X. Said provisions in such event shall override all other Bylaws of this Corporation in conflict with any provisions of this
Article  X,  and  shall  remain  operative  so  long as it remains impossible or impracticable to continue the business of the Corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith
                                   --------
pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken in accordance with the provisions of the Bylaws (other than those contained in this Article X).

SECTION 2. UNAVAILABLE DIRECTORS. All Directors of the Corporation who are not available to perform their duties as Directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be Directors, with


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like  effect  as  if  such  persons  had  resigned as Directors, so long as such unavailability  continues.

SECTION 3. AUTHORIZED NUMBER OF DIRECTORS. The author-ized number of Directors shall be the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 2 hereof, or the minimum number required by law, whichever number is greater, until such time as the vacancy created thereby can be filled, or the applicable provisions of these Bylaws can be amended to reflect such change.

SECTION 4. QUORUM. The number of Directors necessary to constitute a quorum shall be one-third of the authorized number of Directors as specified in the foregoing Section 3, or such other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a Corporation to specify.

SECTION 5. CREATION OF EMERGENCY COMMITTEE. In the event the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 2 of this Article VII is less than the minimum number of authorized Directors required by law, then until the appointment of additional Directors to make up such required minimum, all the powers and authorities which the Board could by law delegate, including all powers and authori-ties which the Board could delegate to a committee, shall be automatically vested in an emergency committee (the "Emergency Committee"), and the Emergency Committee shall thereafter manage the affairs of the Corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

SECTION 6. CONSTITUTION OF EMERGENCY COMMITTEE. The Emergency Committee shall consist of all the Directors remain-ing after eliminating those who have ceased to be Directors pursuant to Section 2 of this Article VII, provided that such remaining Directors are not less than three (3) in number (unless such lesser number would otherwise be permissible under applicable law if no emergency existed). In the event such remaining Directors are less than three (3) in number (and such number is not otherwise permitted under applicable law), then the Emergency Commit-tee shall consist of three (3) persons, who shall be the remaining Director or Directors plus either one (1) or two (2) officers or employees of the Corporation, as the remaining Director or Directors may in writing designate. If there is no remaining Director, the Emergency Committee shall consist of the three (3) most senior officers of the Corporation who are available to serve, and if and to the extent such officers are not avail-able, the most senior employees of the Corpo-ration. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by the highest rate of remuneration. In the event that there are no remaining Directors and no officers or employees of the Corporation available, the Emergency Committee shall consist of three (3) persons designated in writing by the Shareholder owning the largest number of shares of record as of the date of the last record date.

SECTION 7. POWERS OF EMERGENCY COMMITTEE. The Emergency Committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or


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members  of the Emergency Committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment, all members of the Emergency Committee shall die or resign or become unavailable to act for any reason whatsoever, a new Emergency Committee shall be appointed in accordance with the foregoing provisions of this Article X.

SECTION 8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a Director pursuant to the provisions of Section 2 of this Article X and who thereafter becomes available to serve as a Director shall automatically become a member of the Emergency Committee.

SECTION 9. ELECTION OF BOARD OF DIRECTORS. The Emergency Committee shall, as soon after its appointment as is prac-ticable, take all requisite action to secure the election of a board of directors, and upon such election all the powers and authorities of the Emergency Committee shall be vested therein, and the Emergency Committee shall thereafter cease.

SECTION 10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an Emergency Committee, a sufficient number of persons who ceased to be Directors pursuant to Section 2 of this Article X become available to serve as Directors, so that if they had not ceased to be Directors as aforesaid, there would be enough Directors to constitute the minimum number of Directors required by law, then all such persons shall automatically be deemed to be reappointed as Directors, the powers and authorities of the Emergency Committee shall again be vested in the Board, and the Emergency Committee shall thereafter cease.


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                            CERTIFICATE OF SECRETARY


I,  the  undersigned,  do  hereby  certify  as  follows:

1. I am the duly elected, qualified and acting Secretary of WI-FI TV, INC., a corporation organized and existing under the laws of the State of Nevada, (the "Corporation"); and

2. the above and foregoing Amended and Restated Bylaws, comprising 24 pages, including this page, constitute the Bylaws of said Corporation, duly adopted and approved by unanimous written consent of the Board of Directors of said Corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal
of  said  Corporation  as  of  this        day  of  December,  2003.
                                    ------

                                         Rachelle  Kuzma
                                         -----------------------------------
                                         Rachelle  Kuzma,  Acting  Secretary


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